Exhibit 99.2

Zymeworks Announces Results of Special Meeting

VANCOUVER, British Columbia & SEATTLE – October 7, 2022 — Zymeworks Inc. (“Zymeworks” or the “Company”) (NYSE: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, is pleased to announce that the Company’s securityholders have approved its plan to become a Delaware corporation (the “Redomicile”) at the special meeting of Zymeworks securityholders (the “Special Meeting”) held in Vancouver, BC, on October 7, 2022.

At the Special Meeting, a total of 30,955,015 Zymeworks common shares were present in person or by proxy, representing approximately 50.17% of the Zymeworks common shares issued and outstanding and entitled to vote at the Special Meeting as of the record date of August 24, 2022 (the “Record Date”), and a total of 36,496,322 Zymeworks common shares, warrants and incentive awards were present in person or by proxy, representing approximately 48.91% of the Zymeworks common shares, warrants and incentive awards issued and outstanding and entitled to vote at the Special Meeting as of the Record Date.

The results of the vote were as follows:

	# Votes For	% Votes For	# Votes Against	% Votes Against	# Votes Abstain	% Votes Abstain
Zymeworks shareholders, warrantholders and incentive award holders, voting together as a single class	34,612,420	94.84%	1,830,919	5.02%	52,983	0.14%
Zymeworks shareholders, voting separately	29,073,873	93.92%	1,828,159	5.91%	52,983	0.17%

“We wish to thank our securityholders for their ongoing support and strong endorsement of this plan,” said Kenneth Galbraith, Chair and CEO of Zymeworks. “Today’s result is an important step in our corporate development that we believe will facilitate an expanded investor base for Zymeworks, as well as simplify commercialization efforts and monetization opportunities for zanidatamab, zanidatamab zovodotin and our future product candidates.”

Additional details of the results of the Special Meeting will be filed under the Company’s profile on SEDAR at www.sedar.com. The Company intends to file a Current Report on Form 8-K within four business days of the meeting date reporting the results of the Special Meeting.

Advisors

Kingsdale Advisors acted as strategic securityholder advisor, proxy solicitation agent, information agent and communications advisor to the Company.

Important Information for Investors and Securityholders

This press release is not intended to and does not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, purchase, or exchange of securities or solicitation of any vote or approval in any jurisdiction in contravention of applicable law. In connection with the proposed Redomicile, Zymeworks has caused its subsidiary Zymeworks Delaware Inc., a Delaware corporation (“New Zymeworks”), to file a registration statement on Form S-4, which includes New Zymeworks’ prospectus as well as Zymeworks’ proxy statement (the “Proxy Statement/Prospectus”), with the U.S. Securities and Exchange Commission (the “SEC”) and the appropriate Canadian securities regulatory authorities. Zymeworks has mailed the Proxy Statement/Prospectus to its shareholders and holders of its warrants and outstanding equity awards in connection with the proposed Redomicile. INVESTORS AND SECURITYHOLDERS OF ZYMEWORKS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC AND CANADIAN SECURITIES REGULATORY AUTHORITIES CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ZYMEWORKS, NEW ZYMEWORKS, THE REDOMICILE, AND RELATED MATTERS. Investors and securityholders are able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with the SEC by Zymeworks or New Zymeworks through the website maintained by the SEC at www.sec.gov (“EDGAR”). Investors and securityholders are also able to obtain free copies of the Proxy Statement/Prospectus and other documents filed with Canadian securities regulatory authorities by Zymeworks, through the website maintained by the Canadian Securities Administrators at www.sedar.com (“SEDAR”). In addition, investors and securityholders are able to obtain free copies of the documents filed with the SEC and Canadian securities regulatory authorities on Zymeworks’ website at www.zymeworks.com or by contacting Zymeworks’ corporate secretary.

Participants in the Solicitation

Zymeworks and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed Redomicile. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the securityholders of Zymeworks in connection with the proposed Redomicile, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement/Prospectus described above. Additional information regarding Zymeworks’ directors and executive officers is also included in Zymeworks’ Amendment No. 1 to the Annual Report on Form 10-K/A, which was filed with the SEC and Canadian securities regulatory authorities on May 2, 2022. This document is available free of charge as described above.

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the discovery, development and commercialization of next-generation multifunctional biotherapeutics. Zymeworks’ suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, zanidatamab, is a novel Azymetric™ HER2-targeted bispecific antibody currently being evaluated in multiple Phase 1, Phase 2, and pivotal clinical trials globally as a targeted treatment option for patients with solid tumors that express HER2. Zymeworks’ second clinical candidate, zanidatamab zovodotin (ZW49), is a novel bispecific HER2 -targeted antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of zanidatamab with Zymeworks’ proprietary ZymeLink™ linker and cytotoxin. Zymeworks is also advancing a deep preclinical pipeline in oncology (including immuno-oncology agents) and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through strategic partnerships with global biopharmaceutical companies. For more information on our ongoing clinical trials visit www.zymeworksclinicaltrials.com. For additional information about Zymeworks, visit www.zymeworks.com and follow @ZymeworksInc on Twitter.

Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” or information within the meaning of applicable securities legislation, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements in this press release include, but are not limited to, statements that relate to expected benefits of the Redomicile; opportunities to enhance long-term value for securityholders as a U.S. corporation; opportunities to expand the institutional investor base; ability to commercialize its products in the United States; and other information that is not historical information. When used herein, words such as “intends”, “believes”, “propose”, “will”, “future”, “may”, “anticipates”, “plans”, “potential”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation: the impact of the COVID-19 pandemic on Zymeworks’ business, research and clinical development plans and timelines and results of operations, including impact on its clinical trial sites, collaborators, and contractors who act for or on Zymeworks’ behalf, may be more severe and more prolonged than currently anticipated; the ability to receive, in a timely manner and on satisfactory terms, the required stock exchange and court approvals; and assumptions in corporate guidance. Risks and uncertainties include, but are not limited to: the anticipated benefits of the Redomicile may not be achieved; the receipt of stock exchange and court approvals and satisfaction of other conditions in connection with the Redomicile may not be obtained; the anticipated tax consequences and impact of the Redomicile to Zymeworks securityholders, Zymeworks and New Zymeworks may not materialize; risks relating to New Zymeworks following the Redomicile, including triggering provisions in certain agreements that require consent or may result in termination; publicity resulting from the Redomicile and impacts to the company’s business and share price; risks that the description of the transactions in external communications may not properly reflect the underlying legal and tax principles of the Redomicile; the benefits of being a U.S. corporation on efforts to commercialize zanidatamab, zanidatamab zovodotin or other future product candidates may not be realized; changes in or interpretation of laws or regulations may prevent the realization of anticipated benefits from the Redomicile; risks associated with existing or potential lawsuits and regulatory actions; the impact of disputes arising with partners; and other risks and uncertainties as described in Zymeworks’ Annual Report on Form 10-K, as amended, and Quarterly Report on Form 10-Q and as described from time to time in Zymeworks’ other periodic filings as filed on SEDAR and EDGAR.

Although Zymeworks believes that such forward-looking statements are reasonable, there can be no assurance they will prove to be correct. Investors should not place undue reliance on forward-looking statements. The above assumptions, risks and uncertainties are not exhaustive. Forward-looking statements are made as of the date hereof and, except as may be required by law, Zymeworks undertakes no obligation to update, republish, or revise any forward-looking statements to reflect new information, future events or circumstances or to reflect the occurrences of unanticipated events.

Investor inquiries:

Jack Spinks

(604) 678-1388

ir@zymeworks.com

Media inquiries:

Diana Papove

(604) 678-1388

media@zymeworks.com